Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes David A. Dunbar and Alan J. Glass, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2017, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 17th day of August, 2017.

/s/  Charles H. Cannon, Jr.

_______________________________

Charles H. Cannon, Jr.

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes David A. Dunbar and Alan J. Glass, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2017, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 17th day of August, 2017.

/s/  Thomas E. Chorman

_______________________________

Thomas E. Chorman

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes David A. Dunbar and Alan J. Glass, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2017, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 17th day of August, 2017.

/s/  Jeffrey S. Edwards

_______________________________

Jeffrey S. Edwards

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes David A. Dunbar and Alan J. Glass, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2017, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 17th day of August, 2017.

/s/  Gerald H. Fickenscher

_______________________________

Gerald H. Fickenscher

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes David A. Dunbar and Alan J. Glass, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2017, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 17th day of August, 2017

.

/s/  Roger L. Fix

_______________________________

Roger L. Fix

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes David A. Dunbar and Alan J. Glass, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2017, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 17th day of August, 2017.

/s/  Thomas J. Hansen

_______________________________

Thomas J. Hansen

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes David A. Dunbar and Alan J. Glass, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2017, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 17th day of August, 2017.

/s/  Daniel B. Hogan

_______________________________

Daniel B. Hogan